UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2004

EXIDE TECHNOLOGIES
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	1-11263 (Commission File Number)	23-0552730 (IRS Employer Identification No.)

Crossroads Corporate Center
3150 Brunswick Pike
Suite 230
Lawrenceville, New Jersey 08648
(Address of Principal Executive Offices, including Zip Code)

(609) 512-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1 EXIDE TECHNOLOGIES 2004 STOCK INCENTIVE PLAN
EX-10.2 FORM OF EXIDE TECHNOLOGIES STOCK OPTION AGREEMENT
EX-10.3 FORM OF EXIDE TECHNOLOGIES RESTRICTED STOCK AWARD AGREEMENT
EX-10.4 FORM OF NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
EX-10.5 FORM OF NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARD AGREEMENT

Item  1.01      Entry Into a Material Definitive Agreement

     On October 13, 2004, pursuant to its 2004 Stock Incentive Plan (“SIP”), the Company awarded options and shares of restricted stock to the following executives: J. Timothy Gargaro, Executive Vice President and Chief Financial Officer, 50,000 options and 10,000 shares of restricted stock; Ian J. Harvie, Vice President and Controller, 28,000 options and 3,500 shares of restricted stock; Mitchell Bregman, President, Industrial Energy Americas, 20,000 options and 3,000 shares of restricted stock; Neil Bright, President, Industrial Energy, 12,500 options and 3,000 shares of restricted stock; Randolph Siuda, Vice President & General Manager — Transportation Americas, 20,000 options and 3,000 shares of restricted stock; David Jackson, Vice President and General Manager — Transportation Europe, 20,000 options and 3,000 shares of restricted stock; Stuart Kupinsky, Executive Vice President, General Counsel and Secretary, 30,000 options and 7,000 shares of restricted stock; and Janice Jones, Executive Vice President—Human Resources, 15,000 options and 3,000 shares of restricted stock.

     Under the terms of the SIP, options are subject to a three-year vesting schedule as follows: 33.3% on October 13, 2005; 33.3% on October 13, 2006; and 33.4% on October 13, 2007. Shares of restricted stock are subject to a five-year vesting schedule as follows: 20% on October 13, 2005; 20% on October 13, 2006; 20% on October 13, 2007; 20% on October 13, 2008, and 20% on October 13, 2009. The vesting schedules are subject to certain change in control provisions, including full vesting if an employee is terminated within 12 months of a change in control. The per share exercise price for the options was calculated based on a 10-day trailing average closing price of the Company’s common stock as listed on the NASDAQ National Market immediately prior to the grant date.

     Also, pursuant to the SIP and as part of their annual compensation, each non-employee member of the Company’s Board of Directors will receive 2,112 options valued at $20,000 and 1,264 shares of restricted stock valued at $20,000. Awards are subject to a one-year vesting period and will vest on October 13, 2005. In the event that a Class I director is not re-elected at the Company’s annual meeting of shareholders in August 2005, such director’s options and restricted stock shall fully vest as of the date of the annual meeting. The per share exercise price for the options and the restricted stock price were calculated based on a 10-day trailing average closing price of the Company’s common stock as listed on the NASDAQ National Market immediately prior to the grant date.

     All awards will be governed by the terms of the SIP and applicable award agreements substantially in the form attached hereto as Exhibits 10.2 through 10.5. In addition, the SIP and all awards granted thereunder are subject to shareholder approval at the Company’s annual meeting scheduled for August 2005.

     The SIP IS attached hereto as Exhibit 10.1.5.

Item  9.01      Financial Statements and Exhibits

(c) Exhibits

10.1	Exide Technologies 2004 Stock Incentive Plan

10.2	Form of Exide Technologies Employee Stock Option Agreement

10.3	Form of Exide Technologies Employee Restricted Stock Award Agreement

10.4	Form of Non-Employee Director Stock Option Agreement

10.5	Form of Non-Employee Director Restricted Stock Award Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2004

EXIDE TECHNOLOGIES
By:	/s/ J. Timothy Gargaro
J. Timothy Gargaro
Executive Vice President and Chief Financial Officer